PROXY

PCM FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 10, 2008

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of PCM Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints J. Stephen King and Joshua D. Ratner and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Pacific time, April 10, 2008 at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise represent the undersigned with all powers by the undersigned if personally present as such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICIATIONS ARE MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN FAVOR OF THE INVESTMENT MANAGEMENT AGREEMENT, THE PORTFOLIO MANAGEMENT AGREEMENT AND EACH DIRECTOR CANDIDATE.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Shareholder Signature	Date

Joint Owner Signature (if any)	Date

NOTE: Please sign exactly as your name(s) appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

▲ FOLD AND DETACH HERE ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER:

Touchtone Phone	Simply dial toll-free 1-866-458-9862 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

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PROXY

TO VOTE “FOR” ON ALL PROPOSALS, PLEASE MARK THIS BOX. ☐ No other vote is necessary.

The Board of Directors recommends that you vote FOR the following proposals.	FOR	AGAINST	ABSTAIN

1. To approve an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”).	☐	☐	☐

2. Contingent on approval of Proposal 1 above, to approve a Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”).	☐	☐	☐

The Board of Directors recommends that you vote FOR each of the following Nominees.	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT

3. Contingent on approval of Proposal 1 and Proposal 2 above, to elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in the year listed in parenthesis next to their respective name, and until their successors are elected and qualify.	☐	☐	☐

01) John J. Dalessandro II (2010)

02) William B. Ogden, IV (2010)

03) Hans W. Kertess (2011)

04) John C. Maney (2011)

05) R. Peter Sullivan III (2011)

06) Paul Belica (2009)

07) Robert E. Connor (2009)

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

The Board of Directors recommends that you vote FOR each of the following Nominees.	FOR	AGAINST	ABSTAIN

4A. In the event that either Proposal 1 or Proposal 2 is not approved by shareholders, to elect J. Michael Hagan as a member of the Fund’s Board of Directors for the term expiring in 2011, so that this current Director will continue to hold office until the end of this current Director’s stated term.	☐	☐	☐

4B. In the event that either Proposal 1 or Proposal 2 is not approved by shareholders, to elect Vern O. Curtis as a member of the Fund’s Board of Directors for the term expiring in 2011, so that this current Director will continue to hold office until the end of this current Director’s stated term.	☐	☐	☐

5. To transact such other business as may properly come before the Meeting or, after adjournment any reconvening thereof.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE, SIGN AND DATE THIS PROXY

AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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